EX- 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph McInerney, President/Chief Executive Officer of NT Alpha Strategies Fund (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2005 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 6, 2005              /s/ Joseph W. McInerney
                                   -------------------------------
                                   Joseph W. McInerney, President
                                   (Chief Executive Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

                                                               EX- 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stuart N. Schuldt, Treasurer/Chief Financial Officer of NT Alpha Strategies Fund (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended March 31, 2005 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 6, 2005                  /s/ Stuart N. Schuldt
                                       ---------------------------------
                                       Stuart N. Schuldt, Treasurer
                                       (Chief Financial Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.